                                                                [LOGO OF NUVEEN]


[PHOTOGRAPH APPEARS HERE]                    Nuveeen

                                             Growth and Income

                                             Stock Fund



                                            [PHOTOGRAPH APPEARS HERE]








[PHOTOGRAPH APPEARS HERE]                   Prospectus

                                            August 1, 1996


                              NUVEEN MUTUAL FUNDS

     NUVEEN FAMILY OF MUTUAL FUNDS


                Nuveen offers a broad range of mutual funds to help investors meet their investment needs:

                GROWTH AND INCOME FUNDS
                Nuveen Growth and Income Stock Fund

                BALANCED FUNDS
                Nuveen Balanced Stock and Bond Fund
                Nuveen Balanced Municipal and Stock Fund

                NATIONAL TAX-FREE INCOME FUNDS
                Nuveen Municipal Bond Fund
                Nuveen Insured Municipal Bond Fund

                STATE TAX-FREE INCOME FUNDS
                Arizona
                Nuveen Arizona Tax-Free Value Fund
                California
                Nuveen California Tax-Free Value Fund
                Nuveen California Insured Tax-Free Value Fund
                Florida
                Nuveen Florida Tax-Free Value Fund
                Maryland
                Nuveen Maryland Tax-Free Value Fund
                Massachusetts
                Nuveen Massachusetts Tax-Free Value Fund
                Nuveen Massachusetts Insured Tax-Free Value Fund
                Michigan
                Nuveen Michigan Tax-Free Value Fund
                New Jersey
                Nuveen New Jersey Tax-Free Value Fund
                New York
                Nuveen New York Tax-Free Value Fund
                Nuveen New York Insured Tax-Free Value Fund
                Ohio
                Nuveen Ohio Tax-Free Value Fund
                Pennsylvania
                Nuveen Pennsylvania Tax-Free Value Fund
                Virginia
                Nuveen Virginia Tax-Free Value Fund

                      NUVEEN GROWTH AND INCOME STOCK FUND

                          LOAD-WAIVED CLASS A SHARES
                           ISSUABLE UPON EXERCISE OF
                    SUBSCRIPTION PRIVILEGES FOR SUCH SHARES

                                 -------------

This Prospectus Supplement contains additional information from that contained in the Prospectus dated August 1, 1996 for the Nuveen Growth and Income Stock Fund (the "Fund"). The purpose of this Prospectus Supplement is to describe the offer of Load-Waived Class A Shares of the Fund to investors who own Nuveen advised or sponsored investment products.

The Offer to Nuveen Exchange-Traded Fund Shareholders

The Fund is offering the common shareholders (the "Nuveen ETF Shareholders") of record as of the close of business on October 22, 1996 (the "Record Date") of each of the exchange-traded closed-end funds (the "Nuveen ETF Funds") ad-vised by Nuveen Institutional Advisory Corp. or Nuveen Advisory Corp. the op-portunity to subscribe (the "Subscription Privileges") for Class A Shares of the Fund, without paying an up-front sales charge (the "Load-Waived Class A Shares") at the rate of one Load-Waived Class A Share of the Fund for each two shares of common stock of a Nuveen ETF Fund (the "Nuveen ETF Shares") held on the Record Date (the "Offer"). Nuveen ETF Shareholders who fully exercise their Subscription Privileges may be entitled to subscribe for additional Load-Waived Class A Shares of the Fund pursuant to the Over-Subscription Priv-ilege described herein. The Subscription Privileges are non-transferable and may not be purchased or sold. The subscription price (the "Subscription Price") per Class A Share of the Fund during the Offer will be equal to $20.00 per Share, without payment of an up-front sales charge. The minimum purchase in the Offer is 150 Load-Waived Class A Shares ($3,000). The Load-Waived Class A Shares issued pursuant to the Offer are subject to a Contingent Deferred Sales Charge ("CDSC") of 2% if such Shares are redeemed prior to December 23, 1998.

THE OFFER TO NUVEEN ETF SHAREHOLDERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 12, 1996 (THE "EXPIRATION DATE").

The Offer to Holders of Nuveen Mutual Funds, Nuveen UITs and Flagship Funds

The Fund is also offering to holders of record as of the close of business on October 22, 1996 of shares of each of the long-term mutual funds (the "Nuveen Mutual Funds") and of units of each of the unit investment trusts (the "Nuveen UITs") sponsored or distributed by John Nuveen & Co. Incorporated and of shares of each of the mutual funds sponsored by Flagship Financial Inc. (the "Flagship Funds") Subscription Privileges for Load-Waived Class A Shares of the Fund. Subscription Privileges offered to the holders of Nuveen Mutual Funds, Nuveen UITs and Flagship Funds will expire at 5:00 p.m., New York City time, on December 12, 1996, unless terminated earlier as provided herein. Pur-chases of Load-Waived Class A Shares in connection with orders received on or prior to December 12, 1996 will be at the Subscription Price of $20.00 per Share, without paying an up-front sales charge. Holders of Nuveen Mutual Funds, Nuveen UITs and Flagship Funds may also exercise their Subscription Privileges after December 18, 1996 and on or prior to January 31, 1997 at a price equal to the net asset value per share next determined after receipt of an order. The minimum purchase is 150 Load-Waived Class A Shares ($3,000). The Load-Waived Class A Shares issued in such offer are subject to a CDSC of 2% if such Shares are redeemed within twenty-four months of purchase. See "The Offer to Holders of Nuveen Mutual Funds, Nuveen UITs and Flagship Funds."

                                 -------------

PAINEWEBBER INCORPORATED                                      SMITH BARNEY INC.
             MERRILL LYNCH & CO.
                         PRUDENTIAL SECURITIES INCORPORATED
                                           A. G. EDWARDS & SONS, INC.

                                 -------------

                 Prospectus Supplement dated October 21, 1996

THE FUND AND THE PORTFOLIO MANAGER

Nuveen Growth and Income Stock Fund seeks to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalizations of at least $500 million. There is no assurance that the Fund's investment objective will be realized. See "Additional Information About the Fund's Investments" on page 6 of the Pro-spectus. The Fund's portfolio manager is Institutional Capital Corporation ("ICAP"). ICAP employs a value-oriented approach to select securities for the Fund's investment portfolio. Equity securities are initially screened using proprietary valuation models on the basis of each security's relative price-earnings ratio and earnings stability. ICAP then conducts extensive company re-search on the securities that pass this initial screen in order to identify those securities with a clear company-specific or thematic catalyst which ICAP believes will trigger significant price appreciation over a defined nine to eighteen month period. The most attractive 40-45 securities identified by ICAP are purchased for the Fund's investment portfolio. ICAP then monitors the per-formance of its investments closely; if an investment underperforms expecta-tions, and ICAP's expectations of the investment's future performance potential no longer meets its original purchase criteria, ICAP will replace the security in order to prevent continued underperformance.

The Fund commenced investment operations in August 1996 and has not to date of-fered any of its shares to the public. Based in Chicago, ICAP is an institu-tional investment management firm with over 25 years of experience and approxi-mately $5 billion in assets under management. Since 1971 ICAP, the Fund's port-folio manager, has managed separate private accounts pursuing substantially the same investment objectives and policies as the Fund, and it has employed the same management style for these accounts that it will employ for the Fund's portfolio. ICAP believes that it has produced outstanding investment results over time for its managed accounts. The following chart illustrates how the performance of ICAP's Discretionary Equity Composite (a composite including all of ICAP's private accounts) compares to the average performance of the Lipper Growth and Income Objective and the Morningstar Growth and Income Objective for the most recent 1-, 3-, 5- and 10-year periods ending September 30, 1996.


                 ICAP's Annualized Performance vs. Peer Groups
                          Performance through 9/30/96

                             [GRAPH APPEARS HERE]

                        Average Annualized Total Return
                                                 LIPPER       Morningstar
                                 ICAP           G&I Obj         G&I Obj
                                 ----           --------      -----------
1 Year                           16.5%          17.2%         18.1%
3 Years                          16.4%          14.3%         14.5%
5 Years                          15.5%          13.7%         13.7%
10 Years                           17%          12.7%         12.6%


The ICAP performance presented above reflects the investment performance of the private accounts included in the ICAP Discretionary Equity Composite before any fees or expenses, which performance has been reduced by the projected annual operating expenses for the Class A Shares as set forth in the "Summary of Fund Expenses" on page 3 in the Prospectus. The ICAP performance exceeded the per-formance of all funds in both the Lipper Growth and Income and Morningstar Growth and Income Objectives for the 10-year period ending September 30, 1996. ICAP's performance for the most recent 5-year period ending September 30, 1996 was equivalent to that of funds included in the top quartile of the Lipper and Morningstar Objectives. For the most recent 3-year period ICAP's performance would have placed it in the top Lipper quartile and in the top third of the Morningstar funds, although its performance in the most recent 1-year period underperformed the applicable Lipper and Morningstar averages. The ICAP Discre-tionary Equity Composite performance represents past performance and should not be interpreted as indicative of future performance of the Fund. The Lipper and Morningstar returns


----------
represent the average of the annualized returns, with dividends reinvested, of all the funds in the Growth and Income Fund category for the periods measured, but do not include the effect of any sales charges that an investor might have incurred by purchasing directly the funds comprising the categories.

The chart presented above illustrates that relative performance depends upon the time period being examined (i.e., 1-, 3-, 5- or 10-years). Relative perfor-mance also depends upon the ending point of the measurement period. For exam-ple, a fund may have outperformed an index for the most recent five year period but may have underperformed that same index for a five year period which ended a year earlier. The consistency of a fund's relative performance can be exam-ined by comparing the returns for all periods of similar length (e.g., 5 years) over a long period of time. Over a period of twenty years, there are 77, 69, 61 and 41 possible ending points when using quarterly performance data to examine 1-, 3-, 5- and 10-year returns, respectively. Determining relative performance for each of these measurement periods provides a view of the consistency of re-turns for a fund relative to a performance benchmark. The following chart il-lustrates ICAP's performance for 1-, 3-, 5- and 10-year holding periods rela-tive to the performance of the Morningstar Growth and Income Objective over a twenty year period by averaging the comparative spread for each of these mea-surement periods.

                          ICAP'S ADDED VALUE OVER TIME
                ICAP VS. MORNINGSTAR GROWTH AND INCOME OBJECTIVE
                         October 1976 - September 1996



                             [GRAPH APPEARS HERE]



Annualized ICAP Performance Differential

       Label                      A
-------------------          ----------
1-Year Holding periods        1.56%
3-Year Holding periods        1.73%
5-Year Holding periods        1.97%
10-Year Holding periods       2.44%


The track record of the ICAP Discretionary Equity Composite has been particu-larly strong in adverse markets. Over the past 20 years, there have been four periods in which the S&P 500 declined by more than 10% in a quarter or over consecutive quarters before experiencing a positive quarterly return. As illus-trated in the chart below, in each of these market downturns the ICAP Compos-ite's cumulative performance significantly exceeded that of the S&P 500 as well as the Morningstar Growth and Income average.


----------

                  ICAP'S SUPERIOR PERFORMANCE IN DOWN MARKETS



                             [GRAPH APPEARS HERE]



                             Morningstar    S&P
Measurement Period           G&I Objective  500          ICAP
-------------------          ----------     ---------    ----------

7/90-9/90                    -13.32         -13.78        -7.8
10/87-12/87                  -19.46         -22.63      -10.08
4/81- 6/82                    -7.97         -13.47        1.01
1/77-3/78                     -4.76         -11.75       -1.56





ICAP's performance in adverse market conditions has resulted in a performance track record of strong investment returns with significantly lower risk over full market cycles when compared against appropriate peer groups. The following chart illustrates the superior risk/return performance of ICAP over the most recent ten year period ending September 30, 1996, relative to the S&P 500, the 116 funds with a ten year history included in the entire Morningstar Growth and Income Objective, the funds in the top quartile of that objective, the 122 funds with a ten year history included in the Lipper Growth and Income Objec-tive and the funds in the top quartile of that objective. Risk represents the variability of returns throughout the measurement period. An investment with a higher standard deviation indicates that a fund had greater return variability, and therefore greater risk than an investment with a lower standard deviation.

                          10-YEAR RISK-RETURN PROFILE
                          October 1986-September 1996



                             [GRAPH APPEARS HERE]



                                                Average
                                  Risk          Annual
                               (Standard        Total
                                Deviation)      Return
                                ---------       -------
ICAP                            12.29           17.04
Morningstar G&I                 14.80           12.22
Morningstar G&I Top Quartile    15.51           14.75
Lipper G&I                      13.12           12.69
Lipper G&I Top Quartile         13.63           14.82
S&P 500                         13.82           14.97






The relative risk/return profile for ICAP would vary for periods which do not include adverse market conditions as shown above. During shorter, more recent periods, which have not included substantial market declines, ICAP has contin-ued to maintain favorable, although more equivalent, relative risk/return pro-files as compared to the managed fund peer groups shown above and, during such periods, as compared to the S&P 500, has demonstrated somewhat less favorable relative risk/return profiles.

THE OFFER TO NUVEEN EXCHANGE-TRADED FUND SHAREHOLDERS

TERMS OF OFFER

The Fund is offering Subscription Privileges to Nuveen ETF Shareholders. The Subscription Privileges provide Nuveen ETF Shareholders with an opportunity to purchase Class A Shares of the Fund without paying an up-front sales charge ("Load-Waived Class A Shares"). As described further in the Prospectus to which this Prospectus Supplement relates, Class A Shares generally will be offered to the public at their net asset value plus a maximum up-front sales charge of 5.25%. Please see "Summary of Fund Expenses" on page 3 of the Prospectus. Pur-suant to the Subscription Privileges, Nuveen ETF Shareholders may subscribe for Load-Waived Class A Shares at the rate of one Class A Share of the Fund for each two Nuveen ETF Shares held on the Record Date (such right is referred to herein as the "Primary Subscription Privilege"). Any Nuveen ETF Shareholder who fully exercises all Subscription Privileges pursuant to the Primary Subscrip-tion Privilege may subscribe for additional Load-Waived Class A Shares at the Subscription Price (such right is referred to herein as the "Over-Subscription Privilege"). The Subscription Privileges are evidenced by subscription privi-lege certificates/application forms ("Subscription Privilege Certificates"), which will be mailed to all Nuveen ETF Shareholders.

Subscription Privileges may be exercised at any time during the Subscription Period, which commences on November 6, 1996 and ends at 5:00 p.m., New York City time, on December 12, 1996 (the "Expiration Date"). See "Expiration of the Offer."

THE OVER-SUBSCRIPTION PRIVILEGE

If Nuveen ETF Shareholders do not exercise all of their Subscription Privileges pursuant to the Primary Subscription Privilege, Load-Waived Class A Shares rep-resented by such unexercised Subscription Privileges will be offered to those Nuveen ETF Shareholders who exercise all of their Subscription Privileges. Pur-suant to the Over-Subscription Privilege, Nuveen ETF Fund Shareholders who ex-ercise all of their Subscription Privileges may indicate on the Subscription Privilege Certificate the number of additional Load-Waived Class A Shares they would like to purchase pursuant to the Offer. If sufficient Load-Waived Class A Shares remain, all Over-Subscription requests will be honored, subject to that portion of the Maximum Offer Amount (as described below) allocable to Nuveen ETF Shareholders.

MAXIMUM OFFER AMOUNT

The Fund has determined to limit the amount of Load-Waived Class A Shares that may be subscribed for pursuant to the Offer, including any concurrent offers to other Nuveen related investors ("Nuveen Investors"), to an amount not yet spec-ified which will be determined by the Fund at the Expiration Date based on mar-ket factors, investor interest and other considerations (the "Maximum Offer Amount"). If the amount of Load-Waived Class A Shares subscribed for, either in the Primary Subscription Privilege or pursuant to the Over-Subscription Privi-lege, exceeds that portion of the Maximum Offer Amount allocable to the Offer to Nuveen ETF Shareholders, the Load-Waived Class A Shares available to Nuveen ETF Shareholders will be allocated among Nuveen ETF Shareholders on a pro rata basis. As a result of the Maximum Offer Amount, Nuveen ETF Shareholders may not receive all Load-Waived Class A Shares subscribed for in the Primary Subscrip-tion Privilege and Nuveen ETF Shareholders may not receive all, or any, Load-Waived Class A Shares requested pursuant to the Over-Subscription Privilege. For purposes of determining the maximum number of Load-Waived Class A Shares a Nuveen ETF Shareholder may acquire pursuant to the Primary Subscription Privi-lege, broker-dealers whose Nuveen ETF Shares are held of record by Cede & Co. Inc. ("Cede") or by any other depository or nominee will be deemed to be the holders of the Subscription Privileges delivered to Cede or such other deposi-tory or nominee on their behalf.

SUBSCRIPTION PRICE

The Subscription Price for the Load-Waived Class A Shares to be issued pursuant to the Offer to Nuveen ETF Shareholders will be equal to $20.00 per Class A Share, without an up-front sales charge. If such Load-Waived Class A Shares are redeemed prior to December 23, 1998, a CDSC of 2% of the lower of the purchase price or the redemption proceeds may be imposed upon the redemption. Load-Waived Class A Shares purchased in the Offer may not be exchanged into Class A Shares of any other Nuveen Mutual Fund or any Flagship Fund prior to July 1, 1997.

LOW MINIMUM INVESTMENT

The minimum purchase pursuant to the Offer is 150 Load-Waived Class A Shares ($3,000). Because of this minimum purchase amount, holders of fewer than 300 Nuveen ETF Shares must request Load-Waived Class A Shares pursuant to the Over-Subscription Privilege described above to reach the 150 Class A Share minimum requirement.

NON-TRANSFERABILITY OF SUBSCRIPTION PRIVILEGES

The Subscription Privileges are non-transferable and, therefore, may not be purchased or sold.



                                                                      ----------

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., New York City time, on December 12, 1996 (the "Expiration Date"). The Subscription Privileges of the Nuveen ETF Share-holders will expire on the Expiration Date and thereafter may not be exercised.

HOW TO EXERCISE YOUR SUBSCRIPTION PRIVILEGES

Subscription Privileges are evidenced by Subscription Privilege Certificates which will be mailed to Nuveen ETF Shareholders or, if the Nuveen ETF Shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee. To exercise the Subscription Privileges, you must first complete and sign the Subscription Privilege Certificate which accompanies this Prospec-tus, as supplemented, and mail it in the envelope provided, or otherwise de-liver the completed Subscription Privilege Certificate to The Chase Manhattan Bank (the "Subscription Agent"), in either case together with payment in full of the Subscription Price for the Load-Waived Class A Shares being subscribed for in the Primary Subscription Privilege and pursuant to the Over-Subscription Privilege. Subscription Privileges may also be exercised by contacting your broker, banker or trust company, which may arrange, on your behalf, to guaran-tee delivery of payment and of a properly completed Subscription Privilege Cer-tificate ("Notice of Guaranteed Delivery"). A fee may be charged for this serv-ice. Completed Subscription Privilege Certificates must be received by the Sub-scription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless the guaranteed delivery procedures are complied with as described below under "How to Pay for Your Shares") at the offices of the Subscription Agent at the address set forth below under "Subscription Agent."

Shareholders Who Are Record Owners. Nuveen ETF Shareholders who are record own-ers can choose between either option set forth under "How to Pay For Your Shares" below. If time is of the essence, under special circumstances, option
(2) may permit delivery of the Subscription Privilege Certificate and payment after the Expiration Date.

Investors Whose Shares Are Held By A Nominee. Nuveen ETF Shareholders whose Nuveen ETF Shares are held by a nominee, such as a broker or trustee, must con-tact that nominee to exercise their Subscription Privileges. In that case, the nominee will complete the Subscription Privilege Certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "How to Pay for Your Shares" below.

Nominees. Nominees who hold Nuveen ETF Shares for the account of others must notify the beneficial owners of such Nuveen ETF Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Subscription Privileges. If the beneficial owner so instructs, the nominee should complete the Subscription Privilege Certificate and deliver it to the Subscription Agent with the proper payment described under "How to Pay for Your Shares" below.

SUBSCRIPTION AGENT

The Subscription Agent is The Chase Manhattan Bank. The Subscription Agent is also the Fund's Custodian. SIGNED SUBSCRIPTION PRIVILEGE CERTIFICATES TOGETHER WITH FULL PAYMENT OF THE SUBSCRIPTION PRICE MUST BE SENT TO THE CHASE MANHATTAN BANK by one of the methods described below. The Fund will accept only Subscrip-tion Privilege Certificates actually received on a timely basis at any of the addresses listed below.

(1) BY FIRST CLASS MAIL:

The Chase Manhattan Bank
Attn: Nuveen Processing
P.O. Box 5192
New York, New York 10274-0383

(2) BY EXPRESS MAIL, BY OVERNIGHT COURIER OR BY HAND:

The Chase Manhattan Bank
Attn: Nuveen Processing
4 New York Plaza, 3rd Floor
New York, New York 10004-2413

(3) BY FACSIMILE (TELECOPIER), with the original Subscription Privilege Certif-icate to be sent by one of the methods described above:

The Chase Manhattan Bank
Facsimile numbers:212.623.8945
212.623.8946
Confirm by telephone: 800.257.8787

DELIVERY TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.



----------

HOW TO PAY FOR YOUR SHARES

The total payment owed for the Load-Waived Class A Shares will equal the number of such Shares subscribed for in the Primary Subscription Privilege and pursu-ant to the Over-Subscription Privilege multiplied by the Subscription Price of $20.00 per Share. Investors may choose between the following two methods to pay for the Load-Waived Class A Shares.

  (1) A Nuveen ETF Shareholder can send the Subscription Privilege Certifi-cate together with full payment for the Load-Waived Class A Shares sub-scribed for in the Primary Subscription Privilege and for additional Load-Waived Class A Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent, calculating the total payment on the basis of the Subscription Price of $20.00 per Load-Waived Class A Share. To be accepted, such payment, together with the completed Subscription Privi-lege Certificate, must be received by the Subscription Agent at the Sub-scription Agent's office at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will de-posit all checks and money orders received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Load-Waived Class A Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE "NUVEEN GROWTH AND INCOME STOCK FUND" AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION PRIVILEGE CERTIFICATE TO BE ACCEPT-ED.

  (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by fac-simile (telecopy) or otherwise from a bank, a trust company, or a New York Stock Exchange member guaranteeing delivery of (i) payment of the Subscrip-tion Price of $20.00 per Load-Waived Class A Share subscribed for in the Primary Subscription Privilege and for any additional Load-Waived Class A Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed Subscription Privilege Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly com-pleted Subscription Privilege Certificate (or a similar notification from nominee holders) together with full payment for the Load-Waived Class A Shares are received by the Subscription Agent by the close of business on the third business day after the Expiration Date (December 19, 1996).

The Subscription Agent will deposit all checks received by it prior to the Ex-piration Date into a segregated interest bearing account pending distribution of the Load-Waived Class A Shares. All interest on such amounts will accrue to the benefit of the Fund.

Whichever of the two methods described above is used, issuance of the Load-Waived Class A Shares is subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

NUVEEN ETF SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR LOAD-WAIVED CLASS A SHARES BY THE SUBSCRIPTION AGENT.

THE METHOD OF DELIVERY OF SUBSCRIPTION PRIVILEGE CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE HOLDERS OF THE SUBSCRIPTION PRIVILEGES. A SUFFICIENT NUMBER OF DAYS SHOULD BE ALLOWED TO ENSURE MAIL DELIVERY TO THE FUND PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

All questions concerning the timeliness, validity, proration, form and eligi-bility of any exercise of Subscription Privileges will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole dis-cretion may waive any defect or irregularity, or permit a defect or irregular-ity to be corrected within such time as it may determine, or reject the pur-ported exercise of any Subscription Privilege. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Privilege Certificates or in-cur any liability for failure to give such notification.

The Fund reserves the right to reject exercise of Subscription Privileges where the proceeds for payment of the Subscription Price are from the sale of Nuveen ETF Shares, and the Principal Underwriter may withhold payment of any conces-sions to brokers in connection with any such exercise, and may take other ap-propriate actions.



                                                                      ----------

CONFIRMATION OF YOUR PURCHASES

The Subscription Agent or someone on its behalf will send to each subscribing Nuveen ETF Shareholder (or, if the Nuveen ETF Shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee), a confir-mation statement within one business day following December 18, 1996 (the "Con-firmation Date"). The confirmation will show (i) the number of Load-Waived Class A Shares acquired in the Primary Subscription Privilege, (ii) the number of Load-Waived Class A Shares, if any, acquired pursuant to the Over-Subscrip-tion Privilege and (iii) any excess payment to be refunded to such Nuveen ETF Shareholder in connection with a proration of Load-Waived Class A Shares relat-ing to the exercise of Subscription Privileges in excess of the Maximum Offer Amount. If applicable, the Subscription Agent will mail any refund, without in-terest, due a Nuveen ETF Shareholder as promptly as possible.

WHO TO CALL FOR FURTHER INFORMATION

If you have questions or need any assistance with respect to the Offer, please call D.F. King & Co. (the "Information Agent") at 800.735.3591 or write to the Information Agent at 77 Water Street, New York, New York 10005. Nuveen ETF Shareholders may also contact their brokers or nominees for more information with respect to the Offer.

IMPORTANT DATES TO REMEMBER

  EVENT                                   DATE
  Record Date............................ October 22, 1996
  Subscription Period.................... November 6, 1996 to December 12, 1996
  Expiration Date........................ December 12, 1996
  Payment for Shares..................... December 12, 1996
  Notice of Guaranteed Delivery Due...... December 12, 1996
  Payment for Guarantees Due............. December 19, 1996
  Confirmation to Participants........... December 19, 1996

THE OFFER TO HOLDERS OF NUVEEN MUTUAL FUNDS, NUVEEN UITS AND FLAGSHIP FUNDS

TERMS OF THE OFFER

The Fund is offering to holders of record as of the close of business on Octo-ber 22, 1996 (the "Record Date") of shares of Nuveen Mutual Funds, of units of Nuveen UITs and of shares of the Flagship Funds (collectively, the "Nuveen In-vestors") the opportunity to subscribe for Class A Shares of the Fund without paying an up-front sales charge (the "Load-Waived Class A Shares"), subject to the Fund's minimum investment of $3,000. As described further in the Prospectus to which this Prospectus Supplement relates, Class A Shares generally will be offered to the public at their net asset value plus a maximum up-front sales charge of 5.25%. The Load-Waived Class A Shares issued pursuant to this offer to Nuveen Investors are subject to a Contingent Deferred Sales Charge ("CDSC ") of 2% if such Shares are redeemed within twenty-four months of purchase.

Subscription Privileges offered to Nuveen Investors may be exercised at any time during the Nuveen Investor Subscription Period, which commences on Novem-ber 6, 1996 and ends at 5:00 p.m., New York City time, on December 12, 1996 (the "Initial Expiration Date"), unless the Offer is terminated earlier as de-scribed below. Purchases of Load-Waived Class A Shares in connection with or-ders received from Nuveen Investors on or prior to the Initial Expiration Date will be at the Subscription Price of $20.00 per Share, without paying an up-front sales charge. Nuveen Investors may also exercise their Subscription Priv-ileges after December 18, 1996 until 5:00 p.m., New York City time, on January 31, 1997 at a price equal to the net asset value per Share next determined af-ter receipt of the order.

MAXIMUM OFFER AMOUNT

The Fund has determined to limit the amount of Load-Waived Class A Shares that may be subscribed for pursuant to the Offer to Nuveen Investors and to Nuveen ETF Shareholders to an amount not yet specified which will be determined by the Fund on or before the Initial Expiration Date and, again, periodically thereaf-ter until January 31, 1997 based on market factors, investor interest and other considerations (the "Maximum Offer Amount"). If the amount of Load-Waived Class A Shares subscribed for by Nuveen Investors exceeds that portion of the Maximum Offer Amount allocable to the Offer to Nuveen Investors, such Shares will be allocated among Nuveen Investors based upon the earlier date of exercise of the Subscription Privileges. NUVEEN INVESTORS SEEKING TO PARTICIPATE IN THE OFFER SHOULD EXERCISE THEIR SUBSCRIPTION PRIVILEGES AS SOON AS POSSIBLE, AS REQUESTS FOR EXERCISE OF SUBSCRIPTION PRIVILEGES BY NUVEEN INVESTORS TRANSMITTED LATER IN A SUBSCRIPTION PERIOD MAY NOT BE ACCEPTED DUE TO THE LIMITATIONS IN CONNEC-TION WITH THE MAXIMUM OFFER AMOUNT. AS A RESULT OF THE MAXIMUM OFFER AMOUNT, THERE IS NO GUARANTEE THAT A NUVEEN INVESTOR WILL RECEIVE ALL OR ANY LOAD-WAIVED CLASS A SHARES REQUESTED PURSUANT TO THE EXERCISE OF SUBSCRIPTION PRIVI-LEGES. For purposes of determining the eligibility of a Nuveen Investor to par-ticipate in the Offer, broker-dealers whose shares of Nuveen Mutual Funds, units of Nuveen UITs and shares of the Flagship Funds are held of record by Cede & Co. Inc. ("Cede") or by any other depository or nominee will be deemed to be the holders of the Subscription Privileges delivered to Cede or such other depository or nominee on their behalf.



-----------

SUBSCRIPTION PRICE

The Subscription Price for the Load-Waived Class A Shares to be issued pursuant to the Subscription Privileges will be equal to the net asset value per Class A Share, without an up-front sales charge. The Subscription Price per Share for Subscription Privileges submitted prior to the Initial Expiration Date will be $20.00 per Share, without payment of an up-front sales charge. Purchases of Load-Waived Class A Shares accepted on or after December 19, 1996 pursuant to exercises by Nuveen Investors of Subscription Privileges submitted after the Initial Expiration Date will be equal to the net asset value per Class A Share next computed. Subscription Privileges submitted by Nuveen Investors after the Initial Expiration Date and prior to December 19, 1996 will be accepted, if at all, at the net asset value per Share computed on December 19, 1996. According-ly, investors submitting such Subscription Privileges will not participate in any increase or decrease in the net asset value of the Fund's Shares as a re-sult of market fluctuations between the Initial Expiration Date and December 19, 1996. If such Load-Waived Class A Shares are redeemed within twenty-four months of purchase, a CDSC of 2% of the lower of the purchase price or the re-demption proceeds may be imposed upon the redemption. Load-Waived Class A Shares purchased pursuant to the exercise of Subscription Privileges may not be exchanged for Class A Shares of any other Nuveen Mutual Fund or Flagship Fund prior to July 1, 1997.

LOW MINIMUM INVESTMENT

The minimum purchase pursuant to the Offer is $3,000.

NON-TRANSFERABILITY OF SUBSCRIPTION PRIVILEGES

The Subscription Privileges are non-transferable and, therefore, may not be purchased or sold.

EXPIRATION OF THE SUBSCRIPTION PRIVILEGES

The Subscription Privileges of Nuveen Investors will expire at 5:00 p.m., New York City time, on January 31, 1997. THE FUND RESERVES THE RIGHT TO TERMINATE THE OFFER TO NUVEEN INVESTORS, AND TO CANCEL THE SUBSCRIPTION PRIVILEGES, AT ANY TIME PRIOR TO JANUARY 31, 1997 IF THE AMOUNT OF LOAD-WAIVED CLASS A SHARES SUBSCRIBED FOR BY NUVEEN INVESTORS EXCEEDS THAT PORTION OF THE MAXIMUM OFFER AMOUNT ALLOCABLE TO THE OFFER TO NUVEEN INVESTORS.

HOW TO EXERCISE YOUR SUBSCRIPTION PRIVILEGES

To exercise the Subscription Privileges, you or your financial adviser must first complete and sign a Subscription Application Form. You may pay for your purchase by Federal Reserve draft or by check made payable to "Nuveen Growth and Income Stock Fund, Class A," delivered to the financial adviser through whom the investment is to be made for forwarding to the Fund's shareholder services agent:

                      SHAREHOLDER SERVICES, INC. ("SSI ")
                            P.O. BOX 5330
                            DENVER, COLORADO 80217
                            800.621.7227

Nuveen Investors may also send the signed Subscription Application Form and payment directly to SSI. If your shares or units are held by a nominee, such as a broker or trustee, you must contact that nominee to exercise your Subscrip-tion Privileges. In such case, the nominee will complete a Subscription Appli-cation Form on your behalf and arrange for proper payment. Accordingly, nomi-nees who hold shares or units for the account of others should notify the bene-ficial owners of such shares or units as soon as possible to ascertain their intentions and to obtain instruction with respect to the Subscription Privi-leges.

CONFIRMATION OF YOUR PURCHASES

For Subscription Privileges properly submitted on or prior to December 12, 1996, each subscribing Nuveen Investor (or, if the shares of the Nuveen Mutual Fund, units of the Nuveen UIT and shares of the Flagship Fund are held by Cede or any other depository or nominee, Cede or such depository or nominee) will be sent a confirmation statement within one business day following December 18, 1996 (the "Confirmation Date"). The confirmation will show (i) the number of Load-Waived Class A Shares acquired pursuant to the Subscription Privilege or
(ii) the payment to be refunded to such Nuveen Investor in connection with the exercise of Subscription Privileges in excess of the Maximum Offer Amount. SSI will mail any refund due a Nuveen Investor as promptly as possible. Exercises of Subscription Privileges will be accepted in the order they are received sub-ject to rejection if the Maximum Offer Amount has been exceeded. In such a case, amounts will be returned, without interest, as promptly as possible to the Nuveen Investor.

SSI will deposit all checks received by it on or prior to December 12, 1996 into a segregated interest bearing account pending distribution of the Load-Waived Class A Shares. All interest on such amounts will accrue to the benefit of the Fund.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Subscription Privileges will be determined by the Fund, whose de-termination will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be cor-rected within such time as it may determine, or reject the purported exercise of any Subscription Privileges. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to notify subscribers of any defect or irregularity in connec-tion with the submission of a Subscription Application Form or incur any lia-bility for failure to give such notification.



                                                                     -----------

The Fund reserves the right to reject exercise of Subscription Privileges where the proceeds for payment of the Subscription Price are from the sale or redemp-tion of any shares of any Nuveen Mutual Fund or Flagship Fund or units of any Nuveen UIT, and the Principal Underwriter may withhold payment of any conces-sions to brokers in connection with any such exercise, and may take other ap-propriate actions.

WHO TO CALL FOR FURTHER INFORMATION

If you have questions or need any assistance with respect to the Offer, please call D.F. King & Co. (the "Information Agent") at 800.735.3591 or write to the Information Agent at 77 Water Street, New York, New York 10005. Nuveen Invest-ors may also contact their brokers or nominees for more information with re-spect to the Offer.

DISTRIBUTION ARRANGEMENTS FOR THE OFFER

PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York and Smith Barney Inc., 388 Greenwich Street, New York, New York (collectively, the "Representatives"); and Merrill Lynch & Co., North Tower, World Financial Cen-ter, New York, New York; Prudential Securities Incorporated, One New York Pla-za, New York, New York; and A.G. Edwards & Sons, One North Jefferson Avenue, St. Louis, Missouri will act, together with the Representatives, as dealer man-agers (the "Dealer Managers") for the Offer of Subscription Privileges to Nuveen Shareholders and Nuveen Investors. Under the Dealer Manager Agreement dated October 22, 1996, the Dealer Managers will provide financial advisory services and marketing assistance in connection with the Offer and will solicit the exercise of the Subscription Privileges by Nuveen Shareholders and by Nuveen Investors. After the date of this Prospectus Supplement, additional Dealer Managers may be added to the offering, in which case this Prospectus Supplement will be amended to include such firms. The Offer is not contingent upon any amount of Subscription Privileges being exercised. The Principal Un-derwriter of the Fund has agreed to pay the Dealer Managers for their services up to 3% of the Subscription Price per Class A Share sold pursuant to the exer-cise of Subscription Privileges by the Nuveen Shareholders and by the Nuveen Investors. From such amount, the Representatives may receive fees for acting as Representatives, and broker-dealers and financial institutions other than the Dealer Managers will be paid for solicitation efforts an amount equal to 2% of the Subscription Price per Class A Share sold pursuant to the exercise of Sub-scription Privileges by Nuveen Shareholders and by Nuveen Investors. In order to receive such amounts broker-dealers must execute a Soliciting Dealer Agree-ment. Such solicitation fees will be paid to the broker-dealer or financial in-stitution designated on the applicable portion of the Subscription Privilege Certificate, Subscription Application Form or other related document in connec-tion with such exercise of Subscription Privileges. All such fees payable to the Dealer Managers and to other broker-dealers will be paid by the Principal Underwriter and not by the Fund or the Class A Shareholders.

In addition, the Principal Underwriter has agreed to reimburse the Dealer Man-agers up to $250,000 for their reasonable expenses incurred in connection with the Offer. The Fund and the Principal Underwriter have each agreed to indemnify the Dealer Managers or contribute to losses arising under the Securities Act of 1933, as amended, due to performance of their duties under the Dealer Manage-ment Agreement. The Dealer Manager Agreement also provides that the Dealer Man-agers will not be subject to any liability to the Fund in rendering the serv-ices contemplated by the Agreement so long as the Dealer Managers did not act with bad faith, willful misconduct or gross negligence or in reckless disregard of their obligations and duties under the Agreement.

The Fund has agreed not to offer or sell any Load-Waived Class A Shares of the Fund to the public until May 1, 1997 without the prior consent of the Repre-sentatives, except for the Load-Waived Class A Shares issued pursuant to this Prospectus Supplement and any Class A Shares issued in connection with the re-investment of dividends and distributions with respect to the foregoing Load-Waived Class A Shares.

This Prospectus, as supplemented by this Prospectus Supplement, does not con-stitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.


----------

--------------------------------------------------------------------------------
NUVEEN GROWTH AND INCOME STOCK FUND

Prospectus
August 1, 1996

The NUVEEN GROWTH AND INCOME STOCK FUND (the "Fund") is a mutual fund that seeks to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalizations of at least $500 million. Under conditions of normal market variability, in seeking to enhance returns and to preserve capital, the Fund may also invest up to 35% of its total assets in cash equivalents and short-term fixed income securities. This strategy seeks to provide you with higher returns over time than the Standard & Poor's 500 Stock Index (the "S&P 500") with an equal or lower level of risk.

The Fund offers you Flexible Purchase Options, which provide the flexibility to purchase Fund shares in the same manner you typically make other mutual fund investments. You may choose from one of four alternative classes of Fund shares (Classes A, B, C and R), each with a different combination of sales charges, ongoing fees, eligibility requirements, and other features. Your financial ad-viser will be able to assist you in determining which share class is best for you. See "Flexible Purchase Options," "How to Buy Fund Shares" and "Summary of Fund Expenses."

The Fund is a series of the Nuveen Investment Trust (the "Trust"). This Pro-spectus contains information you should know before investing in the Fund. Please retain it for future reference. You can find more detailed information about the Fund in the Statement of Additional Information dated August 1, 1996, as amended from time to time. For a free copy of this Statement, write to the Nuveen Mutual Funds, 333 West Wacker Drive, Chicago, IL 60606, or call Nuveen toll-free at 800-621-7227. The Statement has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.

Shares of the Fund are not deposits or obligations of, or guaranteed or en-dorsed by, any bank and are not federally insured by the Federal Deposit Insur-ance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                      ----------

     CONTENTS

   3 SUMMARY OF FUND EXPENSES
   3 SUMMARY INFORMATION ABOUT THE FUND
     3 INVESTMENT OBJECTIVE
     3 HOW THE FUND PURSUES ITS OBJECTIVE
     4 PERFORMANCE OF THE PORTFOLIO MANAGER
     5 HOW TO DETERMINE IF THE FUND IS RIGHT FOR YOU
     5 FUND FEATURES AND BENEFITS
     6 RISKS AND SPECIAL CONSIDERATIONS
     6 WHO IS RESPONSIBLE FOR THE OPERATION OF THE FUND?
   6 ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
   8 FLEXIBLE PURCHASE OPTIONS
   9 HOW TO BUY FUND SHARES
  14 DISTRIBUTION AND SERVICE PLAN
  14 HOW TO REDEEM FUND SHARES
  16 MANAGEMENT OF THE FUND
  16 HOW THE FUND SHOWS PERFORMANCE
  17 DISTRIBUTIONS AND TAXES
  17 NET ASSET VALUE
  18 GENERAL INFORMATION


----------

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES

The purpose of the tables below is to help you understand all expenses and fees that you would bear directly or indirectly as a Fund shareholder. The percent-ages shown are estimated for the current fiscal year. Actual fees and expenses may be greater or less than those shown. An example of how the expenses work follows these tables.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES (AS A
PERCENT OF OFFERING PRICE)(1)               CLASS A  CLASS B CLASS C CLASS R(2)
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases   5.25%(3) None    None    None
Maximum Sales Charge Imposed on Reinvested
Dividends                                   None     None    None    None
Exchange Fees                               None     None    None    None
Deferred Sales Charge (as a percentage of
lesser of purchase price or redemption
proceeds)                                   None(4)  5%(5)   1%(6)   None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENT OF AVERAGE DAILY
NET ASSETS)                      CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------
Management Fees                     .85%    .85%    .85%    .85%
Rule 12b-1 Fees(7)                  .25%   1.00%   1.00%    None
Other Operating Expenses (after
reimbursement)(8)                   .10%    .10%    .10%    .10%
----------------------------------------------------------------
Total Expenses                     1.20%   1.95%   1.95%    .95%
----------------------------------------------------------------

(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materi-als for details.

(2) Class R Shares are available for purchase only under certain limited cir-cumstances, or by specified classes of investors. See "How to Buy Fund Shares-- Class R Shares."

(3) Reduced sales charges apply to purchases of $50,000 or more. See "How to Buy Fund Shares--Class A Shares."

(4) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase. See "How to Buy Fund Shares--Class A Shares."

(5) Class B Shares redeemed within six years of purchase are subject to a con-tingent deferred sales charge of 5% during the first year, 4% during the second and third years, 3% during the fourth year, 2% during the fifth year, and 1% during the sixth year.

(6) Class C Shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(7) Class A, Class B and Class C Shares are subject to an annual service fee of .25% of the average daily net assets to compensate Authorized Dealers for ongo-
ing account services. In addition, Class B and Class C Shares are subject to annual distribution fees of .75% of the average daily net assets to reimburse Nuveen for costs in connection with the sale of Fund shares. See "Distribution and Service Plan." Long-term holders of Class B and Class C Shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

(8) The investment adviser has agreed to waive fees and reimburse expenses through July 31, 1997 in order to prevent Total Expenses (excluding any distri-bution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares. Absent expense reim-bursement, "Other Operating Expenses" are estimated to be .25%.

EXAMPLE*

For the Fund, you would pay the following expenses on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemp-tion at the end of each time period:

--------------------------------------------------------------------------------------------------------
                                      1 YEAR                                                     3 YEARS
--------------------------------------------------------------------------------------------------------
Class A                               $64                                                        $89
Class B**                             $59                                                        $93
Class C***                            $20                                                        $67
Class R                               $10                                                        $30
--------------------------------------------------------------------------------------------------------

*This example does not represent past or future expenses, which may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in this example. This ex-ample assumes that the percentage amounts listed under Annual Operating Ex-penses remain the same in each of the periods. For additional information about the Fund's fees and expenses, see "Distribution and Service Plan" and "Manage-ment of the Fund."

**Assumes that the shareholder redeemed on the first day of the next year and the contingent deferred sales charge was applied as follows: 1 year (4%), and 3 years (3%). If instead the shareholder had redeemed on the last day of the prior year, the expenses would have been as follows: 1 year $69 and 3 years $103. See "How to Buy Fund Shares--Class B Shares."

***Assumes that the shareholder redeemed on the first day of the second year and the contingent deferred sales charge was not applicable for any of the pe-riods shown. If instead the shareholder had redeemed on the last day of the first year, the expenses in the first year would have been $30. See "How to Buy Fund Shares--Class C Shares."

--------------------------------------------------------------------------------
SUMMARY INFORMATION ABOUT THE FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Fund seeks to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalizations of at least $500 million. The investment objective may not be changed without shareholder approval. There is no assurance that this objective will be realized.

--------------------------------------------------------------------------------
HOW THE FUND PURSUES ITS
OBJECTIVE

The Fund invests primarily in a diversified portfolio of large- and mid-cap eq-uities as a source of capital growth. The Fund, however, may shift a portion of its investment portfolio into cash equivalents and short-term securities during adverse markets in order to reduce risk and preserve capital. This strategy seeks to provide you with higher returns over time than the S&P 500 with an equal or lower level of risk. Please see "Additional Information About the Fund's Investments," starting on page 6 for a more detailed discussion.

The Fund's portfolio manager, Institutional Capital Corporation ("ICAP"), em-ploys a value-oriented approach to select securities for the Fund's investment portfolio. Equity


                                                                      ----------
securities are initially screened using proprietary valuation models on the basis of each security's relative price-earnings ratio and earnings stability. ICAP then conducts extensive company research on the securities that pass this initial screen in order to identify those securities with a clear company-spe-cific or thematic catalyst which ICAP believes will trigger significant price appreciation over a defined nine to eighteen month period. The most attractive 40-45 securities identified are purchased by ICAP for the Fund's investment portfolio. ICAP then monitors the performance of its investments closely; if an investment underperforms expectations and ICAP's expectations of the in-vestment's future performance potential no longer meet its original purchase criteria, ICAP will quickly replace the security in order to prevent continued underperformance. For additional information regarding the Fund's portfolio investments, see "Additional Information About the Fund's Investments."

GROWTH OF A $10,000 INVESTMENT 7/76 -- 6/96


AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------------------------
   ICAP              1 YEAR                 5 YEAR                 10 YEAR                 20 YEAR
--------------------------------------------------------------------------------------------------
Offer Price          15.42%                 15.08%                 15.26%                  14.66%
NAV                  21.81%                 16.33%                 15.88%                  14.97%
--------------------------------------------------------------------------------------------------



                             [GRAPH APPEARS HERE]

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
            AMONG [COMPANY MAME HERE], S&P 500 INDEX AND PEER GROUP





                             ICAP Discretionary
                             Equity Composite     Morningstar Growth
                             (with Dividends      & Income Index                  S&P (with Dividends     Consumer Price
                             Reinvested)          (with Dividends Reinvested)     Reinvested)             Index (inflation)
                             -------------------  --------------------------      -------------------     -----------------
1976                          9475                10000                          10000                    10000
---------------------------------------------------------------------------------------------------------------------------
1977                          9820                10361                           9971                    10640
---------------------------------------------------------------------------------------------------------------------------
1978                         10078                10393                           9507                    11326
---------------------------------------------------------------------------------------------------------------------------
1979                         11412                12442                          11410                    12486
---------------------------------------------------------------------------------------------------------------------------
1980                         12239                13316                          12106                    14319
---------------------------------------------------------------------------------------------------------------------------
1981                         15757                18480                          16933                    15830
---------------------------------------------------------------------------------------------------------------------------
1982                         15757                17032                          14744                    16906
---------------------------------------------------------------------------------------------------------------------------
1983                         21576                24074                          21233                    17519
---------------------------------------------------------------------------------------------------------------------------
1984                         22072                26006                          23103                    18351
---------------------------------------------------------------------------------------------------------------------------
1985                         25247                30088                          27469                    19036
---------------------------------------------------------------------------------------------------------------------------
1986                         35441                40368                          37869                    19470
---------------------------------------------------------------------------------------------------------------------------
1987                         44648                48205                          47717                    20062
---------------------------------------------------------------------------------------------------------------------------
1988                         46858                45025                          43818                    20845
---------------------------------------------------------------------------------------------------------------------------
1989                         52364                51776                          51741                    21883
---------------------------------------------------------------------------------------------------------------------------
1990                         62888                58507                          61647                    23027
---------------------------------------------------------------------------------------------------------------------------
1991                         74739                65176                          70512                    24153
---------------------------------------------------------------------------------------------------------------------------
1992                         83861                73198                          78303                    24925
---------------------------------------------------------------------------------------------------------------------------
1993                         95169                83373                          90224                    25688
---------------------------------------------------------------------------------------------------------------------------
1994                        102011                85722                          91530                    26332
---------------------------------------------------------------------------------------------------------------------------
1995                        115935                94907                         105790                    27084
---------------------------------------------------------------------------------------------------------------------------
1996                        154243               122572                         142457                    27638
---------------------------------------------------------------------------------------------------------------------------





PERFORMANCE OF THE PORTFOLIO
MANAGER

The Fund does not have any prior operating history. ICAP, the Fund's portfolio manager, has managed separate private accounts since 1971. The accompanying chart illustrates the growth of a hypothetical $10,000 investment based upon the investment performance of the ICAP Discretionary Equity Composite between June 30, 1976 and June 30, 1996. The ICAP Discretionary Equity Composite rep-resents the composite performance of the managed accounts, presently totalling approximately $2.4 billion, for which ICAP has served as investment adviser and that have substantially the same investment objectives and policies as the Fund. The ICAP Discretionary Equity Composite performance represents past per-formance and should not be interpreted as indicative of future performance of the Fund.

ICAP's performance results presented reflect the investment performance of the ICAP Discretionary Equity Composite before deduction of any investment advi-sory fees or other expenses, less Class A's projected annual operating ex-penses as summarized in the Summary of Fund Expenses on page 3. The accompany-ing chart illustrating the growth of a hypothetical $10,000 investment also assumes payment of the maximum Class A sales charge of 5.25%. These perfor-mance results would be different for a comparable Class B, C or R investment, reflecting the different sales charge and ongoing operating expenses of each respective class. The S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commis-sions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Morningstar returns represent the average of the annualized returns with dividends reinvested of all the funds in Morningstar's Growth and Income Fund category for the periods measured, but do not include the effect of any sales charges that an investor will incur by purchasing the funds comprising the Morningstar Index directly. All returns and comparisons of returns are calculated on a quarterly basis. See "How the Fund Shows Performance" for additional information.


----------

For the 10-year period ending June 30, 1996, the annualized total returns of the ICAP Discretionary Equity Composite exceeded those of the S&P 500 by more than 2% annually with significantly less risk. Over the same investment period, the ICAP Composite's annualized total returns exceeded those of the Morningstar Growth and Income average by more than 4% annually with comparable risk. Only 10 funds in the Morningstar Growth and Income category provided annualized re-turns over this 10-year period in excess of the S&P 500 and only two funds pro-vided annualized returns in excess of the ICAP Composite. For all 1-, 3-, 5- and 10-year holding periods between June 30, 1976 and June 30, 1996, the ICAP Composite's annualized total returns on average exceeded those of the S&P 500 by 0.46%, 0.67%, 0.74% and 0.76%, respectively, and exceeded those of the Morn-ingstar Growth and Income average by 1.59%, 1.72%, 1.97% and 2.39%, respective-ly. Of the 511 funds currently in the Morningstar Growth and Income category, there are 473, 291, 199 and 114 funds, respectively, with 1-, 3-, 5- and 10-year performance records.

The track record of the ICAP's Discretionary Equity Composite is particularly strong in adverse markets. Over the past 20 years, there have been four periods over which the S&P 500 declined by more than 10% over consecutive quarters. As illustrated in the table below, in each of these market downturns the ICAP Com-posite's cumulative performance significantly exceeded that of the S&P 500 as well as the Morningstar Growth and Income average:

----------------------------------------------------------------------------------------
MARKET                          S&P       MORNING-           ICAP/S&P            ICAP/MS
DOWNTURN          ICAP          500           STAR       DIFFERENTIAL       DIFFERENTIAL
----------------------------------------------------------------------------------------
01/77-03/78      -1.6%       -11.8%          -4.9%              10.2%               3.4%
04/81-06/82       1.0%       -13.5%          -7.8%              14.5%               8.8%
10/87-12/87     -10.1%       -22.6%         -19.1%              12.5%               9.0%
07/90-09/90      -7.8%       -13.8%         -13.2%               6.0%               5.4%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO DETERMINE IF THE FUND
IS RIGHT FOR YOU

WHO SHOULD INVEST

The Fund may be a suitable investment if:

 . you are seeking a conservative, value-oriented stock fund as the core of a balanced investment plan

 .  you wish to preserve and build wealth through prudent capital management

 .  you have a long-term investment horizon

WHO SHOULD NOT INVEST

The Fund may not be a suitable investment if:

 .  you are unwilling to accept moderate fluctuations in share price

 .  you have a short-term investment horizon

--------------------------------------------------------------------------------
FUND FEATURES AND BENEFITS

LOW MINIMUM INVESTMENT

You can start your investment with a low initial purchase of $3,000 ($1,000 for an Individual Retirement Account) in a particular share class. Additional in-vestments can be made for as little as $50. Exceptions to these minimums are made for participants in the Fund's automatic deposit, group purchase or rein-vestment programs. See "How to Buy Fund Shares" for more details.

FLEXIBLE PURCHASE OPTIONS

The Fund offers four classes of shares--Classes A, B, C and R. Each class of-fers a different combination of sales charges, ongoing fees, eligibility re-quirements and other features. This permits you and your financial adviser to choose the share class which best meets your investment needs. You and your ad-viser will want to consider:

 .  the amount of your current investment

 .  current holdings in the Fund

 .  length of time you expect to hold the shares

 .  timing and amount of any future Fund investments

 .  other relevant information

See "Flexible Purchase Options", "How to Buy Fund Shares" and "How to Redeem Fund Shares" for further discussion of the Fund's flexible purchase options.

EXCHANGE PRIVILEGE

Shares of the Fund may be quickly and easily exchanged by telephone, without a sales charge, for shares of the same or equivalent class of any other Nuveen Mutual Fund or for shares of certain Nuveen money market funds.

DIVIDEND REINVESTMENT

All income dividends or capital gains paid with respect to each class of shares will be reinvested automatically into additional shares of the same class with-out a sales charge, unless you elect to receive them in cash.

INVESTMENT OF NUVEEN UNIT TRUST
DISTRIBUTIONS

Distributions from any Nuveen Unit Trust may be used to buy Class A Shares of the Fund without a sales charge.

AUTOMATIC DEPOSIT AND WITHDRAWAL PLANS
The Fund offers a number of options to help you manage additions to, and with-drawals from, your account. These include automatic deposit, direct deposit and payroll deduction plans for adding to your account on a regular basis. If you need periodic withdrawals, and own shares totaling $10,000 or more, you can ar-range to have $50 or more sent directly from your account monthly or quarterly.

ELECTRONIC FUND TRANSFERS

Nuveen's Fund Direct lets you link your Fund account to your account at a bank or other financial institution. You may use Fund Direct to transfer money elec-tronically between accounts, to purchase shares by phone, to invest through an automatic deposit plan, or to send payments directly to your bank account.


                                                                      ----------

TELEPHONE REDEMPTION

You may establish free telephone redemption privileges for your account.

EASY LIQUIDITY

You may redeem all or some of your Fund shares on any business day at the then net asset value. Class B and Class C Shares, as well as certain Class A pur-chases of $1 million or more at net asset value, may be subject to a contin-gent deferred sales charge upon redemption. See "How to Redeem Fund Shares".

-------------------------------------------------------------------------------
RISKS AND SPECIAL
CONSIDERATIONS

You should consider certain other factors about the Fund before investing. As with other equity mutual funds, the value of the Fund's investment portfolio will tend to vary with changes in the stock market. Accordingly, the Fund should be considered a long-term investment, designed to provide the best re-sults when held for a multi-year period. The Fund may not be suitable if you have a short-term investment horizon. In addition, investments by the Fund in American Depository Receipts ("ADRs") of foreign companies involve opportuni-ties and risks not typically associated with investing in U.S. companies. There are special risks associated with options and futures transactions. See "Additional Information About the Fund's Investments."

-------------------------------------------------------------------------------
WHO IS RESPONSIBLE FOR
THE OPERATION OF THE FUND?

The following organizations work together to provide the services and features offered by the Fund:

---------------------------------------------------------------------------------------
ORGANIZATION                FUNCTION                       DUTIES
---------------------------------------------------------------------------------------
John Nuveen & Co.           Fund Sponsor                   Sponsors and manages
Incorporated                and Principal                  the offering of Fund
("Nuveen")                  Underwriter                    shares
Nuveen Institutional        Fund Manager                   Oversees the Fund's
Advisory Corp.                                             portfolio manager,
("NIAC")                                                   manages the Fund's
                                                           business affairs and
                                                           provides day-to-day
                                                           administrative services
                                                           to the Fund
Institutional Capital       Portfolio Manager              Manages the Fund's
Corporation ("ICAP")                                       investment portfolio
Shareholder Services,       Transfer Agent;                Maintains shareholder
Inc. ("SSI")                Shareholder Services           accounts, handles share
                            Agent; Dividend                redemptions and
                            Paying Agent                   exchanges and dividend
                                                           payments
The Chase Manhattan         Custodian                      Maintains custody of the
Bank ("Chase")                                             Fund's investments and
                                                           provides certain
                                                           accounting services to
                                                           the Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
ABOUT THE FUND'S INVESTMENTS

HOW THE FUND SELECTS INVESTMENTS

As portfolio manager, ICAP selects equity securities on the basis of its eval-uation of each security's relative value in terms of projected relative price- /earnings ratios and earnings stability. When making investment decisions, ICAP develops an economic framework (including an interest rate, inflation, and business cycle outlook) and analyzes strategic economic and/or industry themes to identify appropriate investments. ICAP uses a variety of proprietary research techniques and computer models to search for equity securities be-lieved to possess the best relative value based on proprietary price/earnings projections and an analysis of earnings stability. Furthermore, a clear cata-lyst must exist, either stock-specific, industry or economic, which ICAP be-lieves will trigger significant price appreciation within a definable period. In order to enhance its internal research, ICAP also utilizes a wide variety of external sources for investment information including recognized strate-gists, economists, technical and fundamental analysts, corporate executives, and industry sources.

For each investment, ICAP establishes an upside price target and a downside risk potential. This strategy allows for continuous monitoring of fundamental conditions and stock price performance. Although ICAP typically expects the investment potential of each investment to be realized over a nine to eighteen month time period, it is not unusual for equities to be held for a longer pe-riod if justified by their potential future performance. Investments that underperform expectations are reviewed intensively. If the risk/reward profile of a particular investment becomes unattractive or the reasons for owning the security no longer appear valid, the investment typically is sold expedi-tiously to avoid continued underperformance.

In addition to investments in equity securities, in order to preserve capital and to enhance returns, under normal market conditions the Fund may invest up to 35% of its total assets in cash equivalents and short-term fixed income se-curities, and may invest up to 100% of its assets in such instruments as a temporary defensive measure. See "Fixed Income Securities" below. This strat-egy seeks to provide you with higher returns than the S&P 500 with an equal or lower level of risk.

EQUITY SECURITIES

Under normal market conditions, the Fund will invest primarily in equity secu-rities of domestic companies with market capitalizations of at least $500 mil-lion ("Equity Securities"). Equity Securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and de-bentures; and other securities with equity characteristics. The Fund will in-vest at least 65% of its total assets in Equity Securities which do not in-clude warrants or rights to purchase common stock.

Convertible securities must be rated Baa or higher by Moody's Investors Serv-ice ("Moody's") or BBB or higher


----------
by Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch"). Bonds rated Baa or BBB, although considered investment grade, have speculative characteristics and may be subject to greater fluctua-tions in value than higher-rated bonds. A general description of ratings may be found in the Statement of Additional Information.

In addition, the Fund may invest indirectly in equity securities of foreign is-suers through investments in American Depository Receipts ("ADRs"), described later in this section.

FIXED-INCOME SECURITIES

The Fund may invest up to 35% of its total assets in cash equivalents and short-term fixed income securities. In addition, when ICAP believes that market conditions warrant, the Fund may invest up to 100% of its assets in such in-struments for temporary defensive purposes. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by D&P, and having a maturity of one year or less. Such securities include, without limitation, the following: U.S. government securities that are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit; bank time deposits; bankers' acceptances; commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers acceptances.

A repurchase agreement is a contract under which the Fund would acquire a secu-rity for a relatively short period, and the seller would agree to buy back such security at a fixed price and time. Repurchase agreements could involve certain risks in the event of the default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

WHEN-ISSUED SECURITIES

In order to lock in a fixed price on a security it intends to purchase, the Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis ("When-Issued Securities"). Although the payment and terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund will segregate and maintain cash, cash equivalents, U.S. government securities, or other high-quality, liquid debt se-curities in an amount at least equal to the amount of outstanding commitments for When-Issued Securities at all times. Such securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. The Fund may invest up to 20% of its net assets in ADRs or other instruments denominated in U.S. dollars that permit indirect investment in foreign securi-ties. ADRs do not eliminate all the risk inherent in investing in foreign is-suers, such as changes in foreign currency exchange rates. However, by invest-ing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period.

Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is de-nominated and tends to increase when the value of the U.S. dollar falls against such currency.

Some ADRs may not be sponsored by the issuer. ADRs are affected by the fact that in many countries there is less publicly available information about is-suers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments in-clude expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

CERTAIN INVESTMENT STRATEGIES AND LIMITATIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund's options and futures transac-tions may include instruments such as stock index options and futures con-tracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Fund will only engage in futures and options transactions that, pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"), constitute bona fide hedging or other permis-sible risk management transactions and will not enter into such transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into options and futures transactions if more than 30% of the Fund's net assets would be committed to such instruments.

The ability of the Fund to benefit from options and futures is largely depen-dent upon ICAP's ability to correctly use such instruments, which may involve skills different from those associated with managing securities generally. The Fund could lose money on a futures transaction or an option could expire worth-less, in addition to the Fund suffering a loss on the value of its portfolio assets. For a further discussion of options and futures transactions, please see the Statement of Additional Information.

The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on
                                                                      ----------
the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

The Fund may invest up to 15% of its net assets in illiquid securities, which include, but are not limited to, restricted securities (securities the dispo-sition of which is restricted under the federal securities laws); securities that may be resold pursuant to Rule 144A under the Securities Act of 1933 but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days.

PORTFOLIO TURNOVER

The Fund anticipates that its annual portfolio turnover rate will be between 100% and 125% under normal market conditions, and will generally not exceed 150%. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. In the event the Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized invest-ment gains.

OTHER INVESTMENT POLICIES AND RESTRICTIONS

The Fund will not invest more than 5% of its net assets in any one of the fol-lowing types of investments: warrants; unseasoned companies; and transactions in short sales against the box. In addition, the Fund has adopted several re-strictions on the investments and other activities of the Fund that may not be changed without shareholder approval. For example, the Fund may not:

 . With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 . Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of in-vestments) and (ii) engage in other transactions permissible under the In-vestment Company Act of 1940 that may involve a borrowing (such as investing in When-Issued Securities or certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabil-ities (other than borrowings).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in the value of assets will not be considered a violation.

Except as specifically noted above or in the Statement of Additional Informa-tion, the Fund's investment policies are not fundamental and may be changed without shareholder approval. For a more complete description of investment restrictions that may be changed without a shareholder vote, see the Statement of Additional Information.

-------------------------------------------------------------------------------
FLEXIBLE PURCHASE OPTIONS

The Fund has adopted Flexible Purchase Options that offer you four alternative classes of Fund shares (Classes A, B, C and R), each with a different combina-tion of sales charges, ongoing fees, eligibility requirements, and other fea-tures. The Fund's Flexible Purchase Options are designed to permit you and your financial adviser to choose the method of purchasing shares that you be-lieve is most beneficial given the amount of your investment, any current holdings of Fund shares, the length of time you expect to hold your investment and other relevant circumstances. A summary of the four classes of Fund shares is set forth below:

------------------------------------------------------------------------------------------
                                     CONTINGENT                                    ANNUAL
                                     DEFERRED               ANNUAL 12B-1           12B-1
              UP-FRONT               SALES CHARGE           DISTRIBUTION           SERVICE
              SALES CHARGE           ("CDSC")               FEE                    FEE
------------------------------------------------------------------------------------------
Class A       5.25%(1)               None(2)                None                   .25%
Class B       None                   5%(3)                  .75%(4)                .25%
Class C       None                   1%(5)                  .75%                   .25%
Class R       None                   None                   None                   None
------------------------------------------------------------------------------------------

(1) Maximum up-front sales charge, which is reduced for purchases of $50,000 or more. Up-front sales charge may be reduced or waived for certain purchases.

(2) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% CDSC if redeemed within 18 months of purchase.

(3) CDSC in the first year. CDSC declines to 0% after six years.

(4) Class B Shares convert to Class A Shares after eight years, which reduces the ongoing expenses borne by an investor.

(5) CDSC is applicable to shares redeemed within 12 months of purchase.

For more information regarding features of each class, see "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Distribution and Service Plan" be-low.

When you purchase Class A Shares, you will normally pay an up-front sales charge. As a result, you will have less money invested initially and you will own fewer Class A Shares than you would in the absence of an up-front sales charge. Alternatively, when you purchase Class B or Class C Shares, you will not pay an up-front sales charge and all of your monies will be fully invested at the time of purchase. However, Class B and Class C Shares are subject to an annual distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge. In addition, Class B Shares when redeemed are subject to a CDSC, which will vary depending on the length of time you owned your shares. Class B Shares automatically convert to Class A Shares eight years after purchase in order to limit the distribution fees you pay over the life of your investment. Class C Shares are subject to a CDSC of 1% if redeemed within 12 months of purchase. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee in-definitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years. Class A, Class B and Class C Shares are subject to annual service fees, which are iden-tical in amount and are used to compensate Authorized Dealers for providing you with ongoing account services. You may qualify for a reduced sales charge or a sales charge waiver on a purchase of Class A Shares, as described under "How the Class A Sales Charge May Be Reduced or Waived." Class R Shares are available for purchase at a price equal to their net asset


----------
value, but only under certain circumstances or for certain categories of in-vestors, as described below under "How to Buy Fund Shares--Class R Shares."

In deciding whether to purchase Class A, Class B, Class C or Class R Shares, you should consider all relevant factors, including the dollar amount of your purchase, any current holdings of Fund shares, the length of time you expect to hold the shares and whether a CDSC would apply, the amount of any applicable up-front sales charge, the amount of any applicable distribution or service fees that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction, and the relative level of services that your finan-cial adviser may provide to different classes. Authorized Dealers and other persons distributing the Fund's shares may receive different compensation for selling different classes of shares.

Each class of shares represents an interest in the same portfolio of invest-ments. Each class of shares is identical in all respects except that each class has its own sales charge structure, each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. In addition, Class B Shares are subject to a conversion feature. As a result of the differences in the expenses borne by each class of shares, and differences in the purchase and redemption activity for each class, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels. Furthermore, Nuveen may from time to time provide additional pro-motional support and make additional reallowances only to certain Authorized Dealers who sell or are expected to sell certain minimum amounts of the Fund or other Nuveen Mutual Funds and Nuveen Unit Trusts during specified time periods. Promotional support may include providing sales literature to and holding in-formational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Unit Trusts.

Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Unit Trust units during the prior cal-endar year according to an established schedule. Any such support or reimburse-ment would be provided by Nuveen out of its own assets, and not out of the as-sets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securi-ties and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Secu-rities Act of 1933, as amended.

--------------------------------------------------------------------------------
HOW TO BUY FUND SHARES

CLASS A SHARES
You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth below. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below under "How the Class A Sales Charge May Be Reduced or Waived." Class A Shares are also subject to an annual service fee of .25%. See "Flexible Purchase Op-tions" and "Distribution and Service Plan."

The up-front sales charge schedule for Class A Shares is as follows:

--------------------------------------------------------------------------------
                                                SALES CHARGE
                           SALES CHARGE              AS % OF            REALLOWANCE
                         AS % OF PUBLIC           NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE       OFFERING PRICE             INVESTED         OFFERING PRICE
------------------------------------------------------------------------------------
Less than $50,000                 5.25%                5.54%                  5.00%
$50,000 but less
than $100,000                     4.25%                4.44%                  4.00%
$100,000 but less
than $250,000                     3.50%                3.63%                  3.25%
$250,000 but less
than $500,000                     2.75%                2.83%                  2.50%
$500,000 but less
than $1,000,000                   2.00%                2.04%                  1.75%
$1,000,000 and over               0.00%                0.00%                  0.00%*
------------------------------------------------------------------------------------

*Authorized Dealers are eligible to receive a commission from Nuveen as dis-cussed below.

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown above to Authorized Dealers. See "Flexible Purchase Options" for more information about reallowances and other compensation to Au-thorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connec-tion with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Class A Share purchases of $1 million or more are sold at net asset value with-out an up-front sales charge. Nuveen pays Authorized Dealers of record on such Class A Share purchases a sales commission equal to the sum of 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of pur-chases over $5.0 million. If such shares are redeemed within 18 months of pur-chase, a CDSC of 1% of the lower of the purchase price or the redemption pro-ceeds may be imposed upon the redemption. Shares purchased by investors invest-ing $1 million or more who have made arrangements with Nuveen and whose dealer of record waived the commission are not subject to the CDSC.

HOW THE CLASS A SALES CHARGE MAY BE REDUCED OR WAIVED

There are several ways to reduce or eliminate the up-front sales charge:

 . cumulative discount;


                                                                       --------

 .  letter of intent;

 .  purchases with monies representing distributions from Nuveen-sponsored Unit
   Trusts;

 .  group purchase programs;

 .  reinvestment of redemption proceeds from non-affiliated funds; and

 .  special sales charge waivers for certain categories of investors.

You may qualify for a reduced sales charge as shown above on a purchase of Class A Shares if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mu-tual Fund, or units of a Nuveen Unit Trust, on which an up-front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the table. You or your financial adviser need to notify Nuveen or SSI of any cumu-lative discount level you have achieved at the time you purchase your shares.

You may qualify for a reduced sales charge on a purchase of Class A Shares if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown above. In order to take advantage of this option, you need to complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to SSI a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a re-duced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase over that period. You cannot count Class A Shares that you pur-chase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Unit Trust or otherwise, towards completion of your Let-ter of Intent program.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares repre-senting 5% of the total amount of your intended purchases will be held in es-crow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your ac-count. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of In-tent and thereby qualify for a lower sales charge than the sales charge speci-fied in your Letter of Intent, you will receive this lower sales charge retro-actively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total pur-chases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an ap-propriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser need to notify Nuveen or SSI whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

You may purchase Class A Shares without an up-front sales charge if you are in-vesting distributions from a Nuveen Unit Trust. There is no initial or subse-quent minimum investment requirement for such purchases.

If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has been in existence for more than six months, has a purpose other than in-vestment, has five or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum monthly investment in Class A Shares of any particular fund or portfolio by each participant is $25, and the minimum monthly investment in Class A Shares of any particular fund or portfo-lio for all participants in the program combined is $3,000. No certificates will be issued for any participant's account. All dividends and other distribu-tions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out special application materials, which the group administrator may obtain from the group's financial adviser by checking the applicable box on the enclosed Application Form or by calling SSI toll-free at 800-621-7227. See the Statement of Additional Information for more complete information about "qualified groups" and group purchase programs.

You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the re-investment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen. You need to provide ap-propriate documentation that the redemption occurred not more than 360 days prior to the reinvestment of the proceeds in Class A Shares, and that you ei-ther paid an up-front sales charge or were subject to a contingent deferred sales charge upon the redemption of the shares of the other investment company.

Class A Shares of the Fund may be purchased at net asset value without a sales charge and in any amount by: officers, trustees and retired trustees of the Trust; bona fide, full-time and retired employees of Nuveen or ICAP, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members (as defined below); any

----------
person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available di-rectly or through subsidiaries or bank affiliates; bank or broker-affiliated trust departments; investors purchasing on a periodic, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of investment advisers, financial planners or other finan-cial intermediaries that charge periodic or asset-based fees for their servic-es. For further details about these special categories and their eligibility requirements, please consult your financial adviser or consult the Statement of Additional Information, or call Nuveen at 800-621-7227.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your finan-cial adviser need to notify Nuveen or SSI whenever you make a purchase of Class A Shares that you wish to be covered under these special sales charge waivers. All of the above categories of investors are also eligible to purchase Class R Shares, as described below under "Class R Shares." Finally, Class A Shares may be issued at net asset value without a sales charge in connection with the ac-quisition by the Fund of another investment company.

GENERAL

In determining the amount of your purchases of Class A Shares that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust estate or fidu-ciary account; (2) all purchases by individuals and their immediate family mem-bers (i.e., their spouses and their children under 21 years of age); or (3) all purchases made through a group purchase program as described above.

The reduced sales charge programs may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

FOR MORE INFORMATION ABOUT THE PURCHASE OF CLASS A SHARES OR REDUCED SALES CHARGE PROGRAMS, OR TO OBTAIN THE REQUIRED APPLICATION FORMS, CALL NUVEEN TOLL-FREE AT 800-621-7227.

CLASS B SHARES

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares within a speci-fied period after purchase, as shown in the table below. See "Flexible Purchase Options" and "Distribution and Service Plan." Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

If redeemed prior to the end of the sixth year after purchase, Class B Shares may be subject to a CDSC, as set forth below:

------------------------------------------------------------------------------
YEARS SINCE PURCHASE                                                      CDSC
------------------------------------------------------------------------------
0-1                                                                         5%
1-2                                                                         4%
2-3                                                                         4%
3-4                                                                         3%
4-5                                                                         2%
5-6                                                                         1%
------------------------------------------------------------------------------

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption. For more information regarding the imposition of the CDSC, see "How to Redeem Fund Shares--Class B Shares," below.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conver-sion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the In-ternal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

CLASS C SHARES

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which repre-sents a sales commission of .75% plus an advance on the first year's annual service fee of .25%. See "Flexible Purchase Options" and "Distribution and Service Plan."


                                                                      ----------

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. See "How to Redeem Fund Shares--Class C Shares."

CLASS R SHARES

If you are making an initial purchase of $1 million or more of Fund shares in a single transaction, you may purchase Class R shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge or ongoing distribution or service fees. You also may purchase Class R Shares subject only to the Fund's minimum investment requirement of $3,000 if you are within the following specified categories of investors who are eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, trustees and retired trustees of the Trust; bona fide, full-time and retired employees of Nuveen or ICAP, any parent company of Nuveen, and subsidi-aries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank hold-ing companies that make Fund shares available directly or through subsidiaries or bank affiliates; bank or broker-affiliated trust departments; investors pur-chasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of invest-ment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. For further details about these special categories and their eligibility requirements, please consult your financial adviser or the Statement of Additional Information, or call Nuveen at 800-621-7227.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

INITIAL AND SUBSEQUENT PURCHASES OF SHARES

You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen toll-free at 800-843-6765. You may pay for your purchase by Federal Reserve draft or by check made payable to "Nuveen Growth and Income Stock Fund, Class [A], [B], [C], [R]," delivered to the fi-nancial adviser through whom the investment is to be made for forwarding to the Fund's shareholder services agent, SSI. When making your initial investment, you must also furnish the information necessary to establish your Fund account by completing and enclosing with your payment the attached Application Form. After your initial investment, you may make subsequent purchases at any time by forwarding to your financial adviser or SSI a check in the amount of your pur-chase made payable to "Nuveen Growth and Income Stock Fund, Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to SSI at its address listed on the back cover of this Prospectus. A check drawn on a foreign bank or pay-able other than to the order of the Fund generally will not be acceptable. You may also wire Federal Funds directly to SSI, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at 800-621-7227.

PURCHASE PRICE

The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," below for a de-scription of how net asset value is calculated.

MINIMUM INVESTMENT REQUIREMENTS

Generally, your first purchase of any class of the Fund's shares needs to be for $3,000 or more ($1,000 or more for an Individual Retirement Account). Addi-tional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under one or more of the Fund's automatic investment, group purchase or reinvestment programs.

SYSTEMATIC INVESTMENT PROGRAMS

The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in de-clining as well as rising markets before deciding to invest in this way. The Fund offers two different types of systematic investment programs:

Once you have established a Fund account, you may make regular investments in an amount of $25 or more each month by authorizing SSI to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to the Fund. To obtain an application form for the Automatic Deposit Plan, check the applicable box on the enclosed Application Form or call Nuveen toll-free at 800-621-7227.

Once you have established a Fund account, you may, with your employer's con-sent, make regular investments in Fund shares of $25 or more per pay period by authorizing your employer to deduct this amount automatically from your pay-check. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the ap-plicable sales charge is made for this Plan, and there is no cost

----------
   PAGE-12
to the Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the enclosed Application Form or call Nuveen toll-free at 800-621-7227.

OTHER SHAREHOLDER PROGRAMS

You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value with-out a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. Class A Shares, Class C Shares or Class R Shares may be exchanged for shares of any Nuveen money market fund, but Class B Shares may not be ex-changed for shares of a Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not ex-actly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be accept-able to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at 800- 621-7227 to obtain an authoriza-tion form. The exchange privilege may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

The exchange privilege is not intended to permit the Fund to be used as a ve-hicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best in-terest of the Fund, the Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the ap-propriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the tim-ing, the amount of the reinvestment and the fund from which the redemption oc-curred.

You can use Fund Direct to link your Fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money elec-tronically between these accounts and perform a variety of account transac-tions. These include purchasing shares by telephone, investing through an Au-tomatic Deposit Plan, and sending dividends, distributions, redemption pay-ments or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details, or call SSI at 800-621-7227 for more information.

Fund Direct privileges may be requested via an Application you obtain by call-ing 800-621-7227. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer rep-resentative of record unless and until SSI receives written instructions ter-minating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signa-ture-guaranteed instructions to SSI signed by all shareholders who own the ac-count.

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone rep-resentative, call SSI at 800-621-7227. The purchase payment will be debited from your bank account.

FOR MORE INFORMATION ABOUT THESE PURCHASE OPTIONS AND TO OBTAIN THE APPLICA-TION FORMS REQUIRED FOR SOME OF THEM, CALL NUVEEN TOLL-FREE AT 800-621-7227.

ADDITIONAL INFORMATION

If you choose to invest in the Fund, an account will be opened and maintained for you by SSI, the Fund's shareholder services agent. Share certificates will be issued to you only upon written request to SSI, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any pur-chase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial ad-viser's firm can only be made by an order in good form from the financial ad-viser acting on your behalf.
                                                                      ----------

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use SSI's sub-accounting system to mini-mize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by SSI will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

Subject to the rules and regulations of the Securities and Exchange Commis-sion, the Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption as described below.

-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
PLAN

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B and Class C Shares will be subject to an annual distribution fee and Class A, Class B and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B and Class C Shares under the Plan will be payable to reimburse Nuveen for services and expenses incurred in con-nection with the distribution of such Shares. The distribution fee primarily reimburses Nuveen for providing compensation to Authorized Dealers, including Nuveen, either at the time of sale or on an ongoing basis. The other expenses for which Nuveen may be reimbursed include, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of such Shares, certain other expenses associated with the distribution of such Shares, and any other distribution-related expenses that may be autho-rized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class B and Class C Shares under the Plan will be paid to Nuveen to compensate Authorized Dealers, including Nuveen, in connection with the provision of ongoing account services to share-holders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal serv-ices to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .25 of 1% per year of the aver-age daily net assets of Class B Shares as a service fee under the Plan appli-cable to Class B Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

-------------------------------------------------------------------------------
HOW TO REDEEM FUND SHARES

You may redeem your Fund shares at any time for cash at the net asset value next computed after the redemption instructions and any required documents and certificates are received in proper form, as described below. There is no charge for the redemption of Class R Shares.

CLASS A SHARES

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A purchases of $1 million or more at net asset value, where the dealer of record has not waived the sales commission, a CDSC of 1% is imposed on any redemptions within 18 months of purchase.

CLASS B SHARES

Class B Shares redeemed within 6 years of purchase may be subject to a CDSC. The level of the CDSC is determined by how long you have owned your shares, as described under "How to Buy Fund Shares--Class B Shares," above.

CLASS C SHARES

Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemptions of Class C Shares within 12 months of purchase.

OPERATION OF THE CDSC

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then in the order in which the Class B Shares were purchased or in the reverse order in which the Class A or Class C Shares were purchased, except if another order of redemption would result in a lower charge or you specify another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In ad-dition, no CDSC will be charged on exchanges of shares into another Nuveen Mu-tual Fund or money market fund. Your holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC you pay. The CDSC may be waived under certain special circumstances, as described in the State-ment of Additional Information.

You may redeem shares by sending a written request for redemption directly to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, accompanied by duly endorsed certificates, if issued. Requests for re-demption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a mem-ber of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly exe-cuted redemption request in


----------
proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption request. For accounts registered in the name of a broker-dealer, payment will be forwarded within three busi-ness days. However, if any shares to be redeemed were purchased by check within 15 days prior to the date the redemption request is received, the Fund will not mail the redemption proceeds until the check received for the pur-chase of shares has cleared, which may take up to 15 days.

If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form and that are worth $50,000 or less by calling Nuveen at 800-621-7227. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone re-quest is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the redemption will be effected at 4:00 p.m. eastern time the following business day and the check will normally be mailed on the second business day after the request.

If you have authorized TEL-A-WIRE redemption or established Fund Direct privi-leges, you can take advantage of the following expedited redemption procedures to redeem shares held in non-certificate form that are worth at least $1,000. You may make TEL-A-WIRE redemption requests through a phone representative or Fund Direct redemption requests by calling Nuveen at 800-621-7227. If a re-demption request is received by 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. that day. If the redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the fol-lowing business day. Proceeds of redemptions through TEL-A-WIRE will normally be wired on the second business day following the redemption, but may be de-layed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordinarily be wired. The Fund reserves the right to charge a fee for TEL-A-WIRE. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the second or third business day after the redemption.

Before you may redeem shares by TEL-A-CHECK, TEL-A-WIRE or Fund Direct, you need to complete the telephone redemption authorization section of the en-closed Application Form or the Fund Direct Application Form and return it to Nuveen or SSI. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing the Fund or by calling Nuveen toll-free at 800-621-7227. Proceeds of share redemptions made by TEL-A-WIRE will be transferred by Federal Reserve wire only to the commercial bank account specified by the shareholder on the application form. You need to send a written request to Nuveen or SSI in order to establish multiple accounts, or to change the account or accounts desig-nated to receive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as de-scribed above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

The Fund reserves the right to refuse telephone redemptions and, at its op-tion, may limit the timing, amount or frequency of these redemptions. Tele-phone redemption procedures may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, SSI and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

If you own Fund shares currently worth at least $10,000, you may establish an Automatic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at 800-621-7227.

The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

The purchase of Class A Shares, other than through reinvestment, while you are participating in the Automatic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Similarly, use of the Automatic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held for less than 12 months may be dis-advantageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.

The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency ex-ists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not rea-sonably practicable, or (c) for any other periods that the Securities and Ex-change Commission by order may permit for protection of Fund shareholders.



                                                                     -----------

The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your in-vestment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to purchase sufficient shares to meet the minimum. So long as the Fund continues to offer shares at net asset value to holders of Nuveen Unit Trusts who are investing their Nuveen Unit Trust distributions, no minimum total investment will be es-tablished for the Fund.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND

The management of the Fund, including general supervision of the duties per-formed for the Fund by NIAC under the Management Agreement, is the responsibil-ity of the Board of Trustees of the Trust.

Overall management of the Fund is the responsibility of NIAC, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. NIAC oversees the management of the Fund's investment portfolio, manages the Fund's business affairs and provides certain day-to-day administrative services to the Fund. NIAC has en-tered into a Sub-Advisory Agreement with ICAP under which ICAP manages the Fund's investment portfolio.

NIAC is a wholly-owned subsidiary of Nuveen, which has sponsored or underwrit-ten more than $60 billion of investment company securities. Nuveen, the princi-pal underwriter of the Fund's shares, is sponsor of the Nuveen Tax-Free Unit Trust, a registered unit investment trust. It is also the principal underwriter for the Nuveen Mutual Funds, and served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have in-vested to date in Nuveen investment products. Founded in 1898, Nuveen is a sub-sidiary of The John Nuveen Company which, in turn, is approximately 80% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee as follows:

--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSET VALUE                              FUND MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                         .8500 of 1%
For the next $125 million                                          .8375 of 1%
For the next $250 million                                          .8250 of 1%
For the next $500 million                                          .8125 of 1%
For the next $1 billion                                            .8000 of 1%
For assets over $2 billion                                         .7750 of 1%
------------------------------------------------------------------------------

All fees and expenses are accrued daily and deducted before payment of divi-dends to investors. In addition to the fee paid to NIAC, the Fund pays all its other costs and expenses and a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each Fund. In order to prevent total operating expenses (excluding any distribution or service fee, and extraordinary expenses) from exceeding .95% of 1% of the aver-age daily net asset value of any class of shares of the Fund for the fiscal year ended July 31, 1997, NIAC has agreed to waive all or a portion of its man-agement fees or reimburse certain expenses of the Fund.

ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement, NIAC pays ICAP a portfolio management fee on the Fund's average daily net asset value at an annual rate as set forth below, which is determined by reference to the average daily market value of that portion of the assets of all Nuveen-sponsored investment products for which ICAP is designated as equity portfolio manager:

--------------------------------------------------------------------------------

ASSETS OF NUVEEN-SPONSORED                                           PORTFOLIO
INVESTMENT PRODUCTS                                                 MANAGEMENT
MANAGED BY ICAP                                                            FEE
------------------------------------------------------------------------------
For the first $500 million                                           .35 of 1%
For the next $500 million                                            .30 of 1%
For assets over $1 billion                                           .25 of 1%
------------------------------------------------------------------------------

The investment decisions for the Fund are made through a team approach, with all of the ICAP investment professionals contributing to the process. ICAP cur-rently maintains a staff of 12 investment professionals. Each of the investment officers and other investment professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strate-gy, fixed income analysis, quantitative research, technical research, and trad-ing. A key element in the decision making process is a formal investment com-mittee meeting generally held each business day and attended by all the invest-ment professionals. These meetings also provide for the ongoing review of ICAP's investment positions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and individual security holdings are reviewed to verify their continued appropriateness. Investment recommendations are presented to the com-mittee for decisions.

ICAP provides continuous advice and recommendations concerning the Fund's in-vestments, and is responsible for selecting the broker-dealers who execute the portfolio's transactions. In executing such transactions, ICAP seeks to obtain the best net results for the Fund. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other insti-tutional and private investors. As of May 1, 1996, ICAP had approximately $5 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. In addition, The John Nuveen Company owns preferred shares of ICAP, which are convertible after several years into a 20% common stock interest of ICAP.

--------------------------------------------------------------------------------
HOW THE FUND SHOWS
PERFORMANCE

The Fund may quote its yield or total return in reports to shareholders, sales literature and advertisements. The Fund may also from time to time compare its investment results to various passive indices or other mutual funds with simi-lar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications.


----------

See the Statement of Additional Information for a more detailed discussion.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

-------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES

The Fund intends to operate as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis.

For federal income tax purposes, unless you are exempt from taxation or enti-tled to a tax deferral, ALL DIVIDENDS PAID BY THE FUND THAT ARE DERIVED FROM NET INVESTMENT INCOME AND NET SHORT-TERM CAPITAL GAINS ARE TAXABLE AS ORDINARY INCOME, AND DISTRIBUTIONS PAID BY THE FUND FROM NET LONG-TERM CAPITAL GAINS ARE TAXABLE AS LONG-TERM CAPITAL GAIN, WHETHER RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES. The capital gain holding period for this purpose is de-termined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Long-term capital gain dis-tributions received by individual shareholders are taxed at a maximum rate of 28%. Investors are informed annually as to the amount and nature of all divi-dends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal in-come taxes on the amounts distributed to you.

Income dividends are usually distributed quarterly, and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the pay-ment. ANY SUCH DISTRIBUTION WILL BE SUBJECT TO FEDERAL INCOME TAX, EVEN IF THE DISTRIBUTION OCCURS SHORTLY AFTER A PURCHASE OF FUND SHARES. All dividends or capital gains distributions will automatically be reinvested in additional shares of the same class of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains, or both, be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Nuveen Funds, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Such notice needs to be received at least 5 days prior to the record date of any dividend or capital gain dis-tribution.

Under certain circumstances, a corporate shareholder may be entitled to a div-idends received deduction with respect to such shareholder's taxable dividends which are attributable to dividends received by the Fund on its equity securi-ties.

If you do not furnish the Fund with your correct social security number or em-ployer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. A more detailed summary appears in the Statement of Additional Information. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

-------------------------------------------------------------------------------
NET ASSET VALUE

The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and ap-plied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type se-curities are valued at the last sales price on the national securities ex-change or Nasdaq on which such securities are primarily traded; however, secu-rities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securi-ties exchange or Nasdaq are valued at the most recent bid prices. Debt securi-ties are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are val-ued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a particular securi-ty, all valuations are subject to review by the Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

In addition to the Fund management fee paid to NIAC and the distribution and service fees paid to Nuveen, the Fund is responsible for its own expenses that are not covered under such agreements, including, without limitation:


                                                                      ----------
custodial, transfer agent, accounting and legal fees; interest charges; broker-age commissions; organizational expenses; and extraordinary expenses.

--------------------------------------------------------------------------------
GENERAL INFORMATION

The Custodian of the assets of the Fund is The Chase Manhattan Bank ("Chase"), 4 New York Plaza, New York, New York 10004-2413. Chase also provides certain accounting services to the Fund. The Fund's transfer, shareholder services and dividend paying agent, Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

The Fund is a series of the Nuveen Investment Trust ("Trust"). The Trust is an open-end diversified management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are three series authorized and outstand-ing, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liqui-dation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with re-spect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described above. The Board of Trustees of the Trust has the right to establish additional series and clas-ses of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Fund's Declaration of Trust further provides for indemnifica-tion out of the assets and property of the Trust for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance ex-isted and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is re-mote.


----------

LOGO

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286




PRINCIPAL UNDERWRITER
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286

FUND MANAGER
Nuveen Institutional Advisory Corp.
Subsidiary of John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606

PORTFOLIO MANAGER
Institutional Capital Corporation
225 West Wacker Drive
Chicago, Illinois 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004-2413

TRANSFER AND SHAREHOLDER SERVICES AGENT
Shareholder Services, Inc.
P.O. Box 5330
Denver, Colorado 80217
800-621-7227

INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND
Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603
EPR-GROWTH 8.96                                                             LOGO